EXHIBIT 10.75

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°21

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 1/13

AMENDMENT N°21 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment n°21 (the “Amendment N°21”) dated 27 December 2017 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 2 Rond‑Point Emile Dewoitine, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.    The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on 10 May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.    The Buyer and the Seller have signed an amendment N°1  to the Purchase Agreement on 28 December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft referred to as “Amendment N°1”.

C.    The Seller and the Buyer have signed an amendment N°2  to the Purchase Agreement on 14 July 2014 in order to, among other things, (i) [*] and (ii) [*] referred to as “Amendment N°2”.

D.    The Buyer and the Seller have signed an amendment N°3  to the Purchase Agreement on 14 July 2014 for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft referred to as “Amendment N°3”.

E.    The Buyer and the Seller have signed an amendment N°4 to the Purchase Agreement on 10 October 2014 for [*] referred to as “Amendment N°4”.

F.    The Buyer and the Seller have signed an amendment N°5 to the Purchase Agreement on 3  March 2015 for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft referred to as “Amendment N°5”.

G.    The Buyer and the Seller have signed an amendment N°6 to the Purchase Agreement on 18 March 2015 to [*] referred to as “Amendment N°6”.

H.    The Buyer and the Seller have signed an amendment N°7 to the Purchase Agreement on 09 November 2015 in order to [*] referred to as “Amendment N°7”.

I.     The Buyer and the Seller have signed an amendment N°8 to the Purchase Agreement on 08 January 2016 in order to [*] referred to as “Amendment N°8”.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 2/13

J.    The Buyer and the Seller have signed an amendment N°9 to the Purchase Agreement on 04 April  2016  in order to [*] referred to as “Amendment N°9”.

K.    The Buyer and the Seller have signed an amendment N°10 to the Purchase Agreement on 12 April 2016 in order to [*] referred to as “Amendment N°10”.

L.    The Buyer and the Seller  have signed an amendment N°11 to the Purchase Agreement on 2 June 2016 in order to [*] referred to as “Amendment N°11”.

M.    The Buyer and the Seller have signed an amendment n°12 to the Purchase Agreement on 17 August 2016 in order to, among other things, (i) introduce the new A321-200NX standard specification,  [*] referred to as “Amendment N°12”.

N.    The Buyer and the Seller have signed an amendment N°13 to the Purchase Agreement on 20 December 2016 in order to [*] referred to as “Amendment N°13”.

O.    The Buyer and the Seller have signed an amendment N°14 to the Purchase Agreement on 3 March 2017 in order to, among other things, [*] referred to as “Amendment N°14”.

P.    The Buyer and the Seller have signed an amendment N°15 to the Purchase Agreement on 10 April 2017 in order to, among other things, [*] referred to as “Amendment N°15”.

Q.    The Buyer and the Seller have signed an amendment N°16 to the Purchase Agreement on 19 June 2017 in order to [*] referred to as “Amendment N°16”.

R.    The Buyer and the Seller have signed an amendment N°17 to the Purchase Agreement on 19 June 2017 in order to provide for the manufacture and sale of twelve (12) incremental A320 NEO Family aircraft, referred to as “Amendment N°17”.

S.    The Buyer and the Seller have signed an amendment N°18 to the Purchase Agreement on 12 July 2017 in order to amend certain terms of Amendment N°16, referred to as “Amendment N°18”.

T.    The Buyer and the Seller have signed an amendment N°19 on to the Purchase Agreement 31 July 2017 in order [*] referred to as “Amendment N°19”.

U.    The Buyer and the Seller have signed an amendment N°20 to the Purchase Agreement on 29 September 2017 in order to [*] referred to as “Amendment N°20”.

V.    [*].

W.    [*], the Buyer and the Seller have entered into:

- an amendment N°8 to the A350 Agreement dated as of even date herewith to provide for [*] (the “A350 Amendment”); and

- an amendment N°4 to the A330neo Agreement dated as of even date herewith to provide for the purchase of two (2) incremental A330-900neo aircraft (the “A330neo Amendment”).

X.    The Parties now wish to, among other things, enter into this Amendment N°21 in order to provide for the manufacture and sale of six (6) incremental A320 NEO Family aircraft, subject to the terms and conditions set out below.

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°21. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 3/13

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 4/13

1.         SCOPE

1.1       [*]  the Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, six (6) incremental NEO aircraft (the “Amendment 21 NEO Aircraft”) [*].

1.2       [*]

2.         DELIVERY SCHEDULE

2.1       The Scheduled Delivery Month and Aircraft type of the Amendment 21 NEO Aircraft will be as follows:

Aircraft Rank	Scheduled Delivery Month	Aircraft Type
Aircraft N°153	[*]	A320-200 NEO
Aircraft N°154	[*]	A321-200 NEO
Aircraft N°155	[*]	A321-200 NEO
Aircraft N°156	[*]	A321-200 NEO
Aircraft N°157	[*]	A320-200 NEO
Aircraft N°158	[*]	A321-200 NEO

2.2       The table in Clause 9.1 of the Agreement, as amended from time to time, will be deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

3.         PREDELIVERY PAYMENTS

3.1       Predelivery Payments in respect of the Amendment 21 NEO Aircraft will be made in accordance with the Paragraph 3 of Letter Agreement N°3 to Amendment N°5.

3.2       Predelivery Payments which would ordinarily fall due before the date of this Amendment N° 21 will be payable [*].

4.         [*]

5.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 5/13

6.         SUPPORT/ TRAINING MATTERS

6.1       The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1          The Seller will provide to the Buyer Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of one hundred and fifty eight (158) Aircraft shall be [*] in aggregate. This allocation shall be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

2          For the sake of clarification, such Seller Representatives’ services will include initial [*].

3          The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

UNQUOTE

6.2       The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered, unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 6/13

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1          FLIGHT OPERATIONS TRAINING

1.1       Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] of the Buyer's flight crews per firmly ordered Aircraft.

1.2       Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot [*] in total for the Buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered and [*].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3       Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered.

2          PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered.

3          MAINTENANCE TRAINING

3.1       The Seller will provide to the Buyer [*] in total for the buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered.

3.2       The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and fifty eight (158) Aircraft firmly ordered.

4          TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1       For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2       For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3       For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 7/13

attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalg.

4.4       For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

7.         EFFECTIVITY

This Amendment N°21 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”):

[*]

If the Conditions are not fulfilled on or before 29 December 2017, this Amendment N°21 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract or otherwise in respect of this Amendment N°21.

8.         INCONSISTENCY AND CONFIDENTIALITY

8.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°21, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

8.2       This Amendment N°21 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

8.3       This Amendment N°21 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

9.         COUNTERPARTS

This Amendment N°21 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.        LAW AND JURISDICTION

This Amendment N°21 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°21 as if the same were set out in full herein, mutatis mutandis.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 8/13

IN WITNESS WHEREOF this Amendment N°21 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 9/13

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	A321-200N / A321-200NX Standard Specification	Engine Type
[*]	[*]	[*]	2016	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 10/13

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	A321-200N / A321-200NX Standard Specification	Engine Type
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 11/13

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	A321-200N / A321-200NX Standard Specification	Engine Type
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 12/13

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	A321-200N / A321-200NX Standard Specification	Engine Type
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	2023	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA
Ref. CLC-CT1710048	Page 13/13

LETTER AGREEMENT N° 1 TO AMENDMENT N° 21

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

27 December 2017

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 21 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of Amendment 21 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1710048	Page 1/3

LETTER AGREEMENT N° 1 TO AMENDMENT N° 21

1  [*]

2.ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3.LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the A320 NEO Agreement shall apply to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº21 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1710048	Page 2/3

LETTER AGREEMENT N° 1 TO AMENDMENT N° 21

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

Amendment Nº21 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1710048	Page 3/3